Convertible Notes Payable	12 Months Ended
Dec. 31, 2014
Convertible Notes Payable [Abstract]
Convertible Notes Payable

7.

Convertible Notes Payable

On October 20, 2011, the Company entered into a convertible note agreement with a vendor for an amount up to $950,000. The note accrues 12% simple interest per annum beginning on the day of the first advance. The note is convertible into common or Series A preferred stock at the latest valuation. The type of security converted will depend on whether common or Series A preferred stock is issued as part of a successful future equity raise of at least $7.5 million at the qualified offering price. Unless earlier converted into equity, the note will be payable upon demand after the eighth anniversary of the execution date of the vendor agreement which occurs in October 2019. The agreement allows the vendor to treat unpaid invoices as advances of principal under the promissory note. The note payable balance of  $197,099 was paid off in July 2013 and terminated.